EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Foster Wheeler AG (the “Company”) on Form 10-K for the period ended December 26, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond J. Milchovich, Chairman and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: February 24, 2009

/s/ Raymond J. Milchovich
Raymond J. Milchovich
Chairman and Chief Executive Officer